UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

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May 6, 2013
Date of Report (Date of Earliest Event Reported)

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HEDGE FUND MANAGERS (DIVERSIFIED) LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50723 (Commission File Number)	04-3638229 (I.R.S. Employer Identification No.)
200 West Street New York, New York (Address of principal executive offices)	10282-2198 (Zip Code)

212-902-1000
(Registrant’s telephone number, including area code)

GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

For the period of March 1, 2013  through March 31, 2013, Hedge Fund Managers (Diversified) LLC1 (“HFMD” or the “Company”), Global Tactical Trading Managers LLC2 (“GTTM”), Equity Long/Short Managers LLC3 (“ELSM”), Event Driven Managers LLC 4  (“EDM”) and Event Driven Managers Asset Tr 5 (“EDMAT” and, collectively with GTTM, ELSM and EDM, the “Investment Funds”) had net returns set forth in the tables below:

Company	March 2013 Net Return
HFMD Class A Series 1(1)	1.06%

Investment Fund	March 2013 Net Return
GTTM(2)(4)	0.46%
ELSM(2)(4)	2.19%
EDM(2)(4)(5)	1.53%
EDMAT(3)(4)(5)	(3.11)%

(1)
The Company’s net return has been computed based on the performance of the Company net of all fees and expenses including, among others (i) incentive allocations to Goldman Sachs Hedge Fund Strategies LLC, the Company’s “Managing Member” and (ii) a monthly management fee to the Managing Member.

(2)	These returns are based on the performance of Class C Series 1 units.
(3)	This return is based on the performance of EDMAT interests.
(4)
The returns are net of administration fees and compensation paid to advisors.  No management fee or incentive allocation was charged by the managing member of the Investment Funds with respect to the Company’s investment in any of the Investment Funds.

(5)	The aggregate March 2013 Net Return for EDM and EDMAT was 1.05%.

The Company undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as the Managing Member of the Company believes is warranted.

Past results of the Company and the Investment Funds are not necessarily indicative of future performance.  No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

1 Effective May 1, 2013, Goldman Sachs Hedge Fund Partners, LLC was renamed “Hedge Fund Managers (Diversified) LLC.”

2 Effective May 1, 2013, Goldman Sachs Global Tactical Trading, LLC was renamed “Global Tactical Trading Managers LLC.”

3 Effective May 1, 2013, Goldman Sachs Global Equity Long/Short, LLC was renamed “Equity Long/Short Managers LLC.”

4 Effective May 1, 2013, Goldman Sachs Global Fundamental Strategies, LLC was renamed “Event Driven Managers LLC.”

5 Effective May 1, 2013, Goldman Sachs Global Fundamental Strategies Asset Trust was renamed “Event Driven Managers Asset Tr.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date:  May 6, 2013

HEDGE FUND MANAGERS (DIVERSIFIED) LLC (Registrant)

By:	Goldman Sachs Hedge Fund Strategies LLC Managing Member

By:	/s/ Helen A. Crowley
Helen A. Crowley
Chief Financial Officer and Managing Director